SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 26, 2002
(Date of Earliest Event Reported: August 26, 2002)

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11234
(Commission File Number)

76-0380342
(I.R.S. Employer Identification Number)

500 Dallas Street, Ste. 1000, Houston, Texas 77002
(Address of principal executive offices)(zip code)

Registrant's telephone number, including area code: 713-369-9000

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Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

99.1	Consolidated Balance Sheets of Kinder Morgan G.P., Inc., as of June 30, 2002 and December 31, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P. (A Delaware Limited Partnership) By: KINDER MORGAN G.P., INC., its General Partner By: KINDER MORGAN MANAGEMENT, LLC its Delegate

By:	/s/ C. Park Shaper
C. Park Shaper, Vice President, Treasurer and Chief Financial Officer

Date:   August 26, 2002